Exhibit 99.2

October 2004

QUARTERLY FINANCIAL SUPPLEMENT

3rd Quarter 2004 - 4th Quarter 2002

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for both year-end and quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-0629 or Brad.Adams@53.com

R. Mark Graf	Rob Cafera	Brad Adams
SVP/Chief Financial Officer	VP/External Financial Reporting	VP/Investor Relations
(513) 534-6924	(513) 534-6662	(513) 534-0983

Yearly Data	Years Ended December 31,
	2003	2002	2001	2000	1999	1998
Ratios %
Return on Average Assets	1.90	2.04	1.42	1.58	1.44	1.35
Return on Average Equity	19.0	18.4	13.6	17.5	15.8	14.8
Average Equity/Average Assets	10.01	11.08	10.40	9.06	9.12	9.13
Net Interest Margin (FTE)	3.62	3.96	3.82	3.73	3.96	3.88
Efficiency	47.0	47.5	57.5	53.7	56.0	57.1
Net Charge-Offs/Average Loans & Leases	0.63	0.43	0.54	0.26	0.39	0.44
Reserve/Loans & Leases Outstanding	1.47	1.49	1.50	1.43	1.48	1.56
Nonperforming Assets/Loans, Leases and Other Assets, Including OREO	0.61	0.59	0.57	0.47	0.40	0.52
Underperforming Assets/Loans, Leases and Other Assets, Including OREO	0.89	0.95	0.96	0.77	0.61	0.82
Loan Loss Reserve/Nonperforming Assets	242.01	250.62	265.45	303.85	370.86	300.58
Loan Loss Reserve/Underperforming Assets	166.19	157.12	156.49	185.21	241.16	189.33

Share Data
Earnings Per Share	$2.91	$2.64	$1.74	$1.86	$1.55	$1.36
Earnings Per Diluted Share	2.87	2.59	1.70	1.83	1.53	1.34
Dividends Per Common Share	1.13	0.98	0.83	0.70	0.59	0.47
Book Value Per Share	15.29	14.98	13.31	11.83	9.91	9.67
Common Shares Outstanding (net of treasury)	566,685,301	574,355,247	582,674,580	569,056,843	565,425,468	557,438,774
Market Price Per Share:
High	$62.15	$69.70	$64.77	$60.88	$50.29	$49.42
Low	47.05	55.26	45.69	29.33	38.58	31.67
Close	59.10	58.55	61.33	59.75	48.92	47.54
Price/Earnings Ratio *	20.59	22.61	36.08	32.65	31.97	35.48

Supplemental Data
Common Dividends Declared ($ in millions)	$645	$568	$460	$325	$248	$187
Employees (Full-time Equivalents)	18,899	19,119	18,373	20,468	21,290	20,375
Banking Centers	952	930	933	963	939	931

*	- Based on the most recent twelve-month earnings per diluted share and end of period stock prices.

Yearly Data	Years Ended December 31,
	2003	2002	2001	2000	1999	1998
Income Statement ($ in millions)
Interest Income-FTE	$4,030	$4,168	$4,754	$4,994	$4,239	$4,085
Interest Expense	1,086	1,430	2,278	2,697	2,026	2,047

Net Interest Income-FTE	2,944	2,738	2,476	2,297	2,213	2,038
Loan Loss Provision	399	246	201	126	143	156
Merger-Related Loan Loss Provision *	—	—	35	12	26	20
Noninterest Income:
Electronic Payment Processing Revenue	575	512	347	252	189	147
Service Charges on Deposits	485	431	367	298	252	230
Mortgage Banking Net Revenue	302	188	63	256	290	248
Investment Advisory Revenue	332	325	298	275	258	217
Other Noninterest Income	546	555	520	370	324	261
Operating Lease Revenue	124	—	—	—	—	—
Securities Gains, Net	81	114	28	6	8	50
Securities Gains, Net - Non-Qualifying Hedges on Mortgage Servicing	3	33	143	—	—	—
Foreign Exchange Income	35	25	22	19	14	8

Total Noninterest Income	2,483	2,183	1,788	1,476	1,335	1,161
Noninterest Expense:
Salaries, Incentives & Benefits Expense	1,271	1,230	1,107	1,037	1,001	885
Equipment Expenses	82	79	91	100	98	91
Net Occupancy Expenses	159	142	146	138	131	120
Operating Lease Expenses	94	—	—	—	—	—
Deposit Insurance Expenses	17	10	8	9	10	10
Other Noninterest Expense	928	876	752	656	639	574
Merger-Related Charges *	—	—	349	87	108	146

Total Noninterest Expense	2,551	2,337	2,453	2,027	1,987	1,826

Pre-Tax Income-FTE	2,477	2,338	1,575	1,608	1,392	1,197
Taxable Equivalent Adjustment	39	39	45	47	40	33

Income From Continuing Operations Before Income Taxes, Minority Interest and Cumulative Effect	2,438	2,299	1,530	1,561	1,352	1,164
Applicable Income Taxes	787	734	523	511	483	408

Income From Continuing Operations Before Minority Interest and Cumulative Effect	1,651	1,565	1,007	1,050	869	756
Minority Interest, Net of Tax	(20)	(38)	(2)	—	—	—

Income From Continuing Operations Before Cumulative Effect	1,631	1,527	1,005	1,050	869	756
Income From Discontinued Operations, Net of Tax **	44	4	4	5	3	4

Income Before Cumulative Effect	1,675	1,531	1,009	1,055	872	760
Cumulative Effect of Change in Accounting Principle, Net of Tax	(10)	—	(7)	—	—	—

Net Income	$1,665	$1,531	$1,002	$1,055	$872	$760

Net Income Available to Common Shareholders ***	$1,664	$1,530	$1,001	$1,054	$871	$759

Regulatory Capital Data ($ in millions)
Tier 1 Capital	$8,272	$7,747	$7,433	$6,377	$5,613	$5,137
Tier 2 Capital	1,824	1,188	1,223	1,177	912	857

Total Risk-Based Capital	$10,096	$8,935	$8,656	$7,554	$6,525	$5,994

Total Risk-Weighted Assets	$74,725	$65,444	$59,491	$55,943	$49,379	$43,906

Tier 1 Risk-Based Capital Ratio	11.07%	11.84%	12.49%	11.40%	11.37%	11.70%
Total Risk-Based Capital Ratio	13.51%	13.65%	14.55%	13.50%	13.21%	13.65%
Leverage Ratio	9.23%	9.84%	10.64%	9.49%	9.10%	9.16%

*	- Tax-effects of these merger-related charges were $90 million in 2001, $32 million in 2000, $33 million in 1999 and $48 million in 1998.
**	- Includes gain on sale of discontinued operations of $40 million, net of tax, in 2003.
***	- Dividend on Preferred Stock is $.740 million for all years presented.

	As Of December 31,
Yearly Data	2003	2002	2001	2000	1999	1998
Balance Sheet - Assets ($ in millions)
Cash and Due from Banks	$2,359	$1,891	$2,031	$1,706	$1,893	$1,804
Available-for-Sale Securities	28,999	25,464	20,507	19,029	15,925	15,584
Held-to-Maturity Securities	135	52	16	553	738	926
Trading Securities	55	18	—	—	—	—
Other Short-Term Investments	268	294	225	232	388	248

Total Securities	29,457	25,828	20,748	19,814	17,051	16,758

Total Cash and Securities	31,816	27,719	22,779	21,520	18,944	18,562
Loans Held for Sale	1,881	3,358	2,180	1,655	1,198	2,861
Loans and Leases Held for Investment (before reserve)	52,308	45,928	41,548	42,530	38,837	34,115

Total Loans and Leases	54,189	49,286	43,728	44,185	40,035	36,976
Reserve for Credit Losses	(770)	(683)	(624)	(609)	(573)	(532)
Goodwill	738	740	720	545	432	312
Intangible Assets	195	236	267	235	264	270

Total Goodwill & Intangibles, net	933	976	987	780	696	582
Servicing Rights	299	263	426	429	382	310
Other Real Estate Owned	55	27	30	28	21	22
Operating Lease Equipment	767	—	—	—	—	—
Other Assets	3,892	3,344	3,738	3,338	2,652	2,282

Total Assets	$91,181	$80,932	$71,064	$69,671	$62,157	$58,202

Balance Sheet - Liabilities ($ in millions)
Deposits	$57,095	$52,208	$45,854	$48,360	$41,856	$41,014
Borrowings:
Short-Term	13,170	8,823	7,453	6,344	10,096	6,214
Long-Term	9,063	8,179	7,030	6,066	3,106	4,112
Convertible Subordinated Debentures	—	—	—	173	173	173
Other Liabilities	3,186	2,657	2,553	1,993	1,323	1,299

Total Liabilities	82,514	71,867	62,890	62,936	56,554	52,812

Minority Interest	—	461	422	—	—	—

Balance Sheet - Equity ($ in millions)
Common and Preferred Equity	9,749	8,779	7,748	6,708	5,905	5,312
Additional Minimum Pension Liability	(63)	(52)	—	—	—	—
Net Unrealized (Losses) and Gains on Available-for-Sale Securities and Qualifying Cash Flow Hedges	(57)	421	8	28	(302)	136
Treasury Stock, at Cost	(962)	(544)	(4)	(1)	—	(58)

Total Shareholders’ Equity	$8,667	$8,604	$7,752	$6,735	$5,603	$5,390

Preferred Shares Outstanding	9,250	9,250	9,250	9,250	9,250	9,250
Common Shares Outstanding (net of treasury)	566,685,301	574,355,247	582,674,580	569,056,843	565,425,468	557,438,774
Treasury Shares Held	16,766,390	9,071,857	80,000	21,875	—	1,383,042

	Years Ended December 31,
Yearly Data	2003	2002	2001	2000	1999	1998
Average Balance Sheet ($ in millions)
Taxable Securities	$27,584	$22,145	$18,482	$17,246	$15,390	$14,825
Tax Exempt Securities	1,056	1,101	1,255	1,384	1,511	1,265
Loans & Leases	52,414	45,539	44,888	42,690	38,652	36,014
Other Earning Assets	307	339	201	200	327	376

Total Earning Assets	81,361	69,124	64,826	61,520	55,880	52,480

Cash and Due from Banks	1,600	1,551	1,482	1,456	1,628	1,566
Other Assets	5,250	5,007	5,000	4,229	3,344	2,782
Reserve for Credit Losses	(730)	(645)	(625)	(594)	(560)	(522)

Total Assets	$87,481	$75,037	$70,683	$66,611	$60,292	$56,306

Interest Checking	$18,679	$16,239	$11,489	$9,531	$8,553	$7,030
Savings	8,020	9,465	4,928	5,799	6,206	6,332
Money Market Deposits	3,189	1,162	2,552	939	1,328	1,471
Consumer Time Deposits	7,168	9,403	13,473	13,716	13,858	15,117

Total Customer Deposits	37,056	36,269	32,442	29,985	29,945	29,950
Certificates $100,000 & Over	3,090	1,689	3,821	4,283	4,197	3,856
Foreign Office Deposits	3,862	2,018	1,992	3,896	952	270
Short-Term Borrowings	12,373	7,191	8,799	9,725	8,573	7,095
Long-Term Borrowings	8,747	7,640	6,301	4,707	3,487	3,212

Total Interest-Bearing Liabilities	65,128	54,807	53,355	52,596	47,154	44,383
Demand Deposits	10,482	8,953	7,394	6,257	6,079	5,627
Other Liabilities	2,883	2,520	2,556	1,725	1,562	1,157

Total Liabilities	78,493	66,280	63,305	60,578	54,795	51,167

Minority Interest	234	440	30	—	—	—

Shareholders’ Equity	8,754	8,317	7,348	6,033	5,497	5,139

Total Liabilities & Shareholders’ Equity	$87,481	$75,037	$70,683	$66,611	$60,292	$56,306

Average Loans and Leases (excluding held for sale)	$49,700	$43,529	$42,339	$41,303	$36,543	$33,930

Average Common Shares Outstanding:
Basic	571,590,128	580,326,693	575,253,508	565,685,977	562,041,032	558,534,169
Diluted	580,003,074	592,020,246	591,316,210	578,973,325	575,895,318	571,084,574

	December 31,
Yearly Data	2003	2002	2001	2000	1999	1998
Asset Quality ($ in millions)
Non-Accrual Loans & Leases	$242	$247	$216	$174	$133	$151
Renegotiated Loans & Leases	8	—	—	2	2	5
Other Assets, Including Other Real Estate Owned	69	26	19	25	19	21

Total Non-Performing Assets	319	273	235	201	154	177
Loans & Leases 90+ Days Past Due	145	162	164	128	83	104

Total NPAs Plus Loans & Leases Over 90 Days	$464	$435	$399	$329	$237	$281

Loan Portfolio ($ in millions)(net of unearned discount)
Commercial & Residential Construction Loans	$3,636	$3,327	$3,356	$3,223	$2,272	$1,662
Commercial Mortgages	6,894	5,885	6,085	6,227	5,640	4,425
Commercial Loans & Leases	17,489	15,805	13,396	13,306	12,106	10,780
Residential Mortgages	5,530	6,804	6,563	7,167	7,750	10,569
Home Equity Loans	9,001	8,679	7,974	6,792	4,524	2,956
Credit Card Outstandings	762	537	448	362	318	345
Other Consumer Loans & Leases	10,877	8,249	5,906	7,108	7,425	6,239

Total Loans & Leases	$54,189	$49,286	$43,728	$44,185	$40,035	$36,976

Non-Performing Loans ($ in millions)(non-accrual plus renegotiated)
Commercial Construction Loans	$19	$14	$26	$11	$4	$5
Commercial Mortgages	42	41	57	42	25	41
Commercial Loans & Leases	136	159	122	75	55	71
Residential Mortgage & Construction	26	18	11	42	48	33
Other Consumer Loans & Leases	27	15	—	6	3	6

Total NPA Loans	$250	$247	$216	$176	$135	$156

Net Charge-Offs ($ in millions)
Gross Charge-Offs	$380	$273	$273	$164	$183	$185
Merger Related Charge-Offs	—	—	36	12	26	20
Recoveries	(68)	(86)	(82)	(67)	(67)	(55)

Net Charge-Offs	$312	$187	$227	$109	$142	$150

	Three Months Ended
Quarterly Data	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002
Ratios (%)
Return on Average Assets	1.95	1.91	1.88	1.93	1.85	1.92	1.90	1.97
Return on Average Equity	21.1	21.0	19.7	20.1	19.3	18.6	18.0	18.3
Average Equity/Average Assets	9.22	9.09	9.56	9.61	9.57	10.34	10.57	10.78
Net Interest Margin (FTE)	3.42	3.54	3.60	3.54	3.52	3.69	3.74	3.80
Efficiency	46.8	48.9	47.1	49.0	46.4	45.5	47.2	46.6
Net Charge-Offs/Average Loans & Leases	0.40	0.43	0.54	0.72	0.59	0.64	0.56	0.43
Reserve/Loans & Leases Outstanding	1.35	1.43	1.45	1.47	1.49	1.49	1.49	1.49
Nonperforming Assets/Loans, Leases and Other Assets, Including OREO	0.48	0.50	0.57	0.61	0.62	0.62	0.65	0.59
Underperforming Assets/Loans, Leases and Other Assets, Including OREO	0.72	0.73	0.82	0.89	0.90	0.90	0.93	0.95
Loan Loss Reserve/Nonperforming Assets	278.37	286.87	253.92	242.01	238.69	239.72	229.35	250.62
Loan Loss Reserve/Underperforming Assets	187.35	195.60	177.67	166.19	164.56	165.48	159.60	157.12

Share Data
Earnings Per Share	$0.84	$0.80	$0.76	$0.78	$0.73	$0.72	$0.68	$0.69
Earnings Per Diluted Share	0.83	0.79	0.75	0.77	0.72	0.71	0.67	0.67
Dividends Per Common Share	0.32	0.32	0.32	0.29	0.29	0.29	0.26	0.26
Book Value Per Share	16.11	14.97	15.77	15.29	15.24	15.25	15.31	14.98
Common Shares Outstanding (net of treasury)	561,112,890	560,804,042	562,131,643	566,685,301	570,298,014	569,963,718	574,743,788	574,355,247
Market Price Per Share:
High	$54.07	$57.00	$60.00	$60.01	$59.44	$60.49	$62.15	$66.47
Low	46.59	51.13	53.27	55.47	52.50	47.24	47.05	55.40
Close	49.22	53.78	55.37	59.10	55.54	57.42	50.23	58.55
Price/Earnings Ratio *	15.68	17.75	18.77	20.59	20.05	21.19	19.03	22.61

Supplemental Data
Common Dividends Declared ($ in millions)	$180	$180	$180	$164	$166	$165	$150	$149
Employees (Full-time Equivalents)	19,061	18,937	18,583	18,899	19,770	19,830	19,573	19,119
Banking Centers	1,005	992	960	952	942	943	941	930
ATMs	1,872	1,844	1,827	1,905	1,891	1,883	1,880	1,875

*	- Based on the most recent twelve-month earnings per diluted share and end of period stock prices.

	Three Months Ended
Quarterly Data	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002
Income Statement ($ in millions)
Interest Income-FTE	$1,052	$1,009	$999	$998	$993	$1,030	$1,010	$1,038
Interest Expense	286	238	240	253	258	281	294	329

Net Interest Income-FTE	766	771	759	745	735	749	716	709
Loan Loss Provision	30	88	83	94	112	109	85	72
Noninterest Income:
Electronic Payment Processing Revenue	152	148	148	160	143	141	130	147
Service Charges on Deposits	134	131	123	125	125	121	114	113
Investment Advisory Revenue	88	97	93	85	85	83	80	74
Mortgage Banking Net Revenue	49	61	44	57	75	93	78	67
Other Noninterest Income	126	258	130	104	161	131	149	156
Operating Lease Revenue	35	44	52	58	66	—	—	—
Securities Gains, Net	16	—	25	2	15	39	25	15
Securities Gains (Losses), Net - Non-Qualifying Hedges on Mortgage Servicing	—	—	—	—	—	2	1	1
Foreign Exchange Income	11	10	11	8	10	8	9	7

Total Noninterest Income	611	749	626	599	680	618	586	580
Noninterest Expense:
Salaries, Wages & Incentives	252	254	245	244	249	269	269	275
Employee Benefits	64	66	76	53	61	65	61	60
Equipment Expenses	22	19	20	21	21	20	20	20
Net Occupancy Expenses	45	47	46	47	36	38	38	37
Deposit Insurance Expenses	2	6	6	6	6	2	2	2
Operating Lease Expenses	24	32	38	44	50	—	—	—
Other Noninterest Expense	235	320	221	242	234	227	224	207

Total Noninterest Expense	644	744	652	657	657	621	614	601

Pre-Tax Income-FTE	703	688	650	593	646	637	603	616
Taxable Equivalent Adjustment	9	9	9	10	10	10	10	10

Income From Continuing Operations Before Income Taxes, Minority Interest and Cumulative Effect	694	679	641	583	636	627	593	606
Applicable Income Taxes	223	231	211	182	209	202	194	202

Income From Continuing Operations Before Minority Interest and Cumulative Effect	471	448	430	401	427	425	399	404
Minority Interest, Net of Tax	—	—	—	—	—	(11)	(10)	(9)

Income From Continuing Operations Before Cumulative Effect	471	448	430	401	427	414	389	395
Income From Discontinued Operations, Net of Tax *	—	—	—	41	1	1	1	1

Income Before Cumulative Effect	471	448	430	442	428	415	390	396
Cumulative Effect of Change in Accounting Principle, Net of Tax	—	—	—	—	(10)	—	—	—

Net Income	$471	$448	$430	$442	$418	$415	$390	$396

Net Income Available to Common Shareholders**	$471	$448	$430	$441	$417	$415	$390	$396

Regulatory Capital Data ($ in millions)***
Tier 1 Capital	$8,654	$8,346	$8,394	$8,272	$8,182	$8,009	$8,034	$7,747
Tier 2 Capital	1,739	1,763	1,727	1,824	1,845	1,746	1,200	1,188

Total Risk-Based Capital	$10,393	$10,109	$10,121	$10,096	$10,027	$9,755	$9,234	$8,935

Total Risk-Weighted Assets	$80,902	$79,307	$77,056	$74,725	$72,893	$69,849	$66,737	$65,444

Tier 1 Risk-Based Capital Ratio	10.70%	10.52%	10.89%	11.07%	11.22%	11.47%	12.04%	11.84%
Total Risk-Based Capital Ratio	12.85%	12.75%	13.13%	13.51%	13.76%	13.97%	13.84%	13.65%
Leverage Ratio	9.12%	8.97%	9.23%	9.23%	9.21%	9.29%	9.79%	9.84%

*	-Includes gain on sale of discontinued operations of $40 million, net of tax, in 4th quarter 2003.
**	-Dividend on Preferred Stock is $.185 million for all quarters presented.
***	-September 30, 2004 regulatory capital data and ratios are estimated.

	As Of
Quarterly Data	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002
Balance Sheet - Assets ($ in millions)
Cash and Due from Banks	$2,313	$2,358	$2,012	$2,359	$2,394	$1,776	$1,772	$1,891
Available-for-Sale Securities	31,557	30,180	30,577	28,999	28,011	29,053	27,190	25,464
Held-to-Maturity Securities	254	212	179	135	145	106	86	52
Trading Securities	81	97	96	55	96	49	33	18
Other Short-Term Investments	384	258	191	268	163	233	782	294

Total Securities	32,276	30,747	31,043	29,457	28,415	29,441	28,091	25,828

Total Cash and Securities	34,589	33,105	33,055	31,816	30,809	31,217	29,863	27,719
Loans Held for Sale	452	577	1,661	1,881	1,528	3,245	3,011	3,358
Loans and Leases Held for Investment (before reserve)	58,036	56,679	53,912	52,308	51,807	49,357	47,267	45,928

Total Loans and Leases	58,488	57,256	55,573	54,189	53,335	52,602	50,278	49,286
Reserve for Credit Losses	(785)	(812)	(783)	(770)	(772)	(735)	(703)	(683)
Goodwill	980	979	738	738	738	738	740	740
Intangible Assets	157	164	155	195	213	222	232	236

Total Goodwill & Intangibles, net	1,137	1,143	893	933	951	960	972	976
Servicing Rights	349	358	283	299	285	244	249	263
Other Real Estate Owned	61	54	57	55	46	33	30	27
Operating Lease Equipment	394	525	658	767	899	—	—	—
Other Assets	4,060	3,985	3,996	3,892	3,899	3,982	3,636	3,344

Total Assets	$98,293	$95,614	$93,732	$91,181	$89,452	$88,303	$84,325	$80,932

Balance Sheet - Liabilities ($ in millions)
Interest Checking	$19,362	$19,243	$19,376	$19,758	$18,715	$18,432	$18,682	$17,877
Savings	8,307	7,973	7,391	7,375	7,895	7,981	8,098	10,056
Money Market Deposits	4,264	2,854	2,995	3,201	3,389	3,299	2,852	1,044
Consumer Time Deposits	7,140	6,531	6,450	6,686	6,686	7,066	7,501	8,180

Total Customer Deposits	39,073	36,601	36,212	37,020	36,685	36,778	37,133	37,157
Certificates $100,000 & Over	1,521	2,313	2,097	1,370	2,009	4,302	4,935	1,181
Foreign Deposits	3,380	5,957	4,567	6,563	3,725	3,162	2,022	3,775
Short-Term Borrowings	13,973	11,517	15,253	13,171	13,741	11,527	9,199	8,823
Long-Term Borrowings	15,128	14,775	10,990	9,063	9,255	8,338	8,033	8,179

Total Interest-Bearing Liabilities	73,075	71,163	69,119	67,187	65,415	64,107	61,322	59,115

Demand Deposits	12,886	13,037	12,374	12,141	11,875	11,634	10,469	10,095
Other Liabilities	3,292	3,021	3,375	3,186	3,468	3,389	3,264	2,657

Total Liabilities	89,253	87,221	84,868	82,514	80,758	79,130	75,055	71,867

Minority Interest	—	—	—	—	—	482	472	461

Balance Sheet - Equity ($ in millions)
Common and Preferred Equity	10,515	10,225	9,989	9,749	9,460	9,235	9,014	8,779
Additional Minimum Pension Liability	(66)	(63)	(63)	(63)	(52)	(52)	(52)	(52)
Net Unrealized (Losses) and Gains on Available-for-Sale Securities and Qualifying Cash Flow Hedges	(152)	(491)	162	(57)	43	288	349	421
Treasury Stock, at Cost	(1,257)	(1,278)	(1,224)	(962)	(757)	(780)	(513)	(544)

Total Shareholders’ Equity	$9,040	$8,393	$8,864	$8,667	$8,694	$8,691	$8,798	$8,604

Preferred Shares Outstanding	9,250	9,250	9,250	9,250	9,250	9,250	9,250	9,250
Common Shares Outstanding (net of treasury)	561,112,890	560,804,042	562,131,643	566,685,301	570,298,014	569,963,718	574,743,788	574,355,247
Treasury Shares Held	22,338,801	22,647,649	21,320,048	16,766,390	13,153,677	13,487,973	8,697,903	9,071,857

Quarterly Data

	Three Months Ended
	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002
Average Balance Sheet ($ in millions)
Taxable Securities	$30,523	$30,253	$29,085	$28,568	$27,916	$28,461	$26,595	$24,506
Tax Exempt Securities	890	920	995	1,026	1,050	1,062	1,087	1,071
Loans & Leases	57,679	56,325	54,688	53,886	53,871	51,813	50,026	48,478

Total Earning Assets	89,092	87,498	84,768	83,480	82,837	81,336	77,708	74,055

Cash and Due from Banks	2,265	2,106	2,046	2,044	1,398	1,399	1,558	1,534
Other Assets	5,603	5,448	5,828	5,863	5,925	4,676	4,513	4,769
Reserve for Credit Losses	(816)	(791)	(773)	(771)	(740)	(712)	(694)	(664)

Total Assets	$96,144	$94,261	$91,869	$90,616	$89,420	$86,699	$83,085	$79,694

Interest Checking	$19,570	$19,268	$19,552	$19,303	$18,673	$18,527	$18,202	$17,671
Savings	8,212	7,803	7,294	7,700	8,095	8,082	8,207	10,480
Money Market Deposits	3,542	2,965	3,149	3,388	3,356	2,989	3,016	1,013
Consumer Time Deposits	6,786	6,429	6,590	6,729	6,827	7,299	7,830	8,393

Total Customer Deposits	38,110	36,465	36,585	37,120	36,951	36,897	37,255	37,557
Certificates $100,000 & Over	2,211	2,230	1,403	1,528	3,586	4,259	2,998	1,347
Foreign Office Deposits	3,315	4,488	5,935	5,606	3,340	3,529	2,951	2,515
Short-Term Borrowings	13,274	15,175	14,529	14,254	13,554	11,430	10,197	8,911
Long-Term Borrowings	15,054	12,317	10,294	9,149	9,581	8,109	8,130	8,142

Total Interest-Bearing Liabilities	71,964	70,675	68,746	67,657	67,012	64,224	61,531	58,472
Demand Deposits	12,537	12,251	11,402	11,460	10,859	10,055	9,529	9,675
Other Liabilities	2,782	2,769	2,942	2,791	2,988	2,979	2,774	2,500

Total Liabilities	87,283	85,695	83,090	81,908	80,859	77,258	73,834	70,647

Minority Interest	—	—	—	—	—	477	466	457

Shareholders’ Equity	8,861	8,566	8,779	8,708	8,561	8,964	8,785	8,590

Total Liabilities & Shareholders’ Equity	$96,144	$94,261	$91,869	$90,616	$89,420	$86,699	$83,085	$79,694

Average Loans and Leases (excluding held for sale)	$57,160	$54,960	$52,927	$52,402	$50,615	$48,561	$47,155	$45,273

Average Common Shares Outstanding:
Basic	560,335,242	560,976,289	563,583,277	568,104,211	570,087,666	573,887,821	574,366,138	576,471,327
Diluted	566,543,043	568,715,944	571,612,473	576,881,193	578,777,162	581,663,343	582,768,769	586,809,172

Quarterly Data	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002
Asset Quality ($ in millions)
Non-Accrual Loans & Leases	$207	$216	$233	$242	$271	$279	$277	$247
Renegotiated Loans & Leases	3	3	1	8	—	—	—	—
Other Assets, Including Other Real Estate Owned	72	64	74	69	52	—	—	—

Total Non-Performing Assets	282	283	308	319	323	279	277	247
Loans & Leases 90+ Days Past Due	137	132	133	145	146	138	134	162

Total NPAs Plus Loans & Leases Over 90 Days	$419	$415	$441	$464	$469	$417	$411	$409

Loan Portfolio ($ in millions)(net of unearned discount)
Commercial & Residential Construction Loans	$4,448	$4,108	$3,820	$3,636	$3,470	$3,362	$3,361	$3,327
Commercial Mortgages	7,644	7,541	7,197	6,894	6,590	6,297	5,984	5,885
Commercial Loans & Leases	18,628	18,551	17,899	17,489	16,987	17,038	16,379	15,805
Residential Mortgages	6,912	6,416	5,811	5,530	6,015	6,351	6,274	6,804
Home Equity Loans	10,253	9,849	9,305	9,001	8,704	9,283	8,921	8,679
Credit Card Outstandings	809	779	757	762	620	588	562	537
Other Consumer Loans & Leases	9,794	10,012	10,784	10,877	10,949	9,683	8,797	8,249

Total Loans & Leases	$58,488	$57,256	$55,573	$54,189	$53,335	$52,602	$50,278	$49,286

Average Loan Portfolio ($ in millions) (net of unearned discount)
Commercial & Residential Construction Loans	$4,315	$3,924	$3,746	$3,547	$3,401	$3,339	$3,360	$3,309
Commercial Mortgages	7,582	7,327	7,034	6,708	6,423	6,127	5,930	5,775
Commercial Loans & Leases	18,368	18,030	17,507	17,176	16,949	16,663	16,032	15,499
Residential Mortgages	6,631	6,173	5,654	5,927	6,689	6,814	6,838	6,647
Home Equity Loans	10,060	9,563	9,143	8,881	9,500	9,129	8,823	8,705
Credit Card Outstandings	797	767	758	642	609	580	533	511
Other Consumer Loans & Leases	9,926	10,541	10,846	11,005	10,300	9,161	8,510	8,032

Total Loans & Leases	$57,679	$56,325	$54,688	$53,886	$53,871	$51,813	$50,026	$48,478

Non-Performing Loans ($ in millions) (non-accrual plus renegotiated)
Commercial Construction Loans	$11	$14	$23	$19	$20	$17	$14	$14
Commercial Mortgages	51	47	48	42	42	46	47	41
Commercial Loans & Leases	99	107	111	136	158	163	172	159
Residential Mortgages & Construction	22	23	25	26	27	23	22	18
Other Consumer Loans & Leases	27	28	27	27	24	24	22	15

Total NPA Loans	$210	$219	$234	$250	$271	$273	$277	$247

Credit Charge-Offs ($ in millions)
Gross Charge-Offs	$72	$76	$87	$115	$92	$91	$82	$70
Recoveries	(15)	(17)	(17)	(19)	(17)	(14)	(18)	(20)

Net Charge-Offs	$57	$59	$70	$96	$75	$77	$64	$50